SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - August 5, 2004
                         -------------------------------
                        (Date of Earliest Event Reported)



                                POPULAR ABS, INC.
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     (as depositor under a certain Pooling and Servicing Agreement dated as of March 31, 2004, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2004-2)
             (Exact Name of Registrant as specified in its charter)



        Delaware                   333-104580-04                52-2029487
------------------------        ---------------------    -----------------------
(State of Incorporation)        (Commission File No.)    (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160
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Item 5.  Other Events.
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     Effective  August 5,  2004,  Equity  One,  Inc.,  the  Registrant's  parent corporation, became a wholly owned operating subsidiary of Popular Financial Holdings, Inc., a Delaware corporation, which in turn is a wholly owned subsidiary of Popular North America, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Popular, Inc., a diversified, publicly owned bank holding company incorporated under the General Corporation Law of Puerto Rico.

     Additionally, effective August 13, 2004, the Registrant changed its corporate name from Equity One ABS, Inc. to Popular ABS, Inc. (the "Name Change"). The Name Change was approved by Joint Unanimous Written Consent of the Registrant's Board of Directors and Sole Shareholder on August 13, 2004. On August 13, 2004, the Registrant filed a Certificate of Amendment of Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effectuate the Name Change.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POPULAR ABS, INC.


                                        By: /s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO


Dated:  August 18, 2004

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